Exhibit 10.17.5

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED

FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 24, 2017 (the “Fifth Amendment Date”), between LOANDEPOT.COM, LLC, a Delaware limited liability company (“Borrower”), and NEXBANK SSB (with its participants, successors and assigns, “Lender”).

R E C I T A L S

A. Borrower and Lender are parties to that certain Credit and Security Agreement dated as of October 29, 2014 (as amended, modified, supplemented, restated or amended and restated from time to time, the “Loan Agreement”). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Loan Agreement and all Section references are to Sections in the Loan Agreement.

B. On December 16, 2015, Borrower executed a Third Amended and Restated Promissory Note in the principal amount of $40,000,000 in favor of Lender, evidencing the Loan (the “Original Note”).

C. Borrower and Lender have agreed to increase the maximum amount of the Loan in an amount equal to $40,000,000, after which the maximum outstanding principal balance of the Loan as of the Effective Date (as hereinafter defined) shall be $80,000,000.

D. Borrower has requested that Lender amend the Loan Agreement as provided below.

E. Borrower has requested that Lender amend the Original Note as provided in the Fourth Amended and Restated Promissory Note being delivered in connection herewith (the “Amended and Restated Note”).

F. Borrower and Lender desire to amend the Loan Documents, subject to the terms, conditions, and representations set forth herein, as requested by Borrower.

G. Borrower and Lender agree to the other terms and provisions provided below, subject to the terms, conditions, and representations set forth herein.

NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

1.	Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth herein, the Loan Agreement is amended as follows:

(a) The following definitions are hereby removed from Section 1.1 of the Loan Agreement: “Incremental Facility”, “Incremental Loan”, “Incremental Loan Termination Date”.

(b) The following definitions are hereby added to Section 1.1 of the Loan Agreement in the appropriate alphabetical order:

“Fifth Amendment Effective Date” means the “Effective Date” as defined in the Fifth Amendment to Credit and Security Agreement, dated as of March 24, 2017, between Borrower and Lender.

(c) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Collateral Value” means, as of any Determination Date, (a) 60.0% of the Market Value of all Eligible Agency Servicing Rights as updated for the most recent unpaid principal balance and as most recently determined by a Servicing Appraisal plus (b) 60.0% of the sum of Eligible Servicing Receivables. Each of such values shall be as determined in accordance with the terms and conditions of this Agreement. The Lender may accept as correct any value proposed by Borrower that is not obviously and materially incorrect on its face, and each determination by the Lender of Collateral Value (and of each element of each such determination, including Market Value) may be computed using any reasonable averaging, interpolation and attribution method and, absent manifest error, shall be conclusive and binding.

(d) The definition of “Commitment” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment” means the obligation of Lender to make Borrowings pursuant to Section 2 in an aggregate principal amount at any time outstanding up to but not exceeding $80,000,000, subject, however, to termination pursuant to Section 10.2.

(e)	The definition of “Revolving Credit Note” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Credit Note” means the Fourth Amended and Restated Promissory Note, dated March 24, 2017, made by Borrower payable to the order of Lender, as amended or restated from time to time.

(f)	The introductory paragraph of Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a) Borrowings. Subject to the terms and conditions of this Agreement (including, without limitation, Section 2.5), Lender agrees to make one or more revolving credit loans to Borrower from time to time from the date hereof to and including the Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of the Commitment, provided that the aggregate amount of all Borrowings at any time outstanding shall not exceed the lesser of (i) the amount of the Commitment or (ii) the Borrowing Base. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, repay, and reborrow hereunder. No Loan shall be funded or held with “plan assets” within the meaning of Section 3(42) of ERISA.

(g)	Section 2.1(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(ii) Repayment of Borrowings. Borrower shall repay the unpaid principal amount of all Borrowings on the Termination Date, unless sooner due by reason of acceleration by Lender as provided in this Agreement.

(h)	Section 2.1(a)(iii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(iii) Interest. The unpaid principal amount of the Borrowings shall, subject to the following sentence, bear interest as provided in the Revolving Credit Note. If at any time the rate of interest specified in the Revolving Credit Note would exceed the Maximum Rate but for the provisions thereof limiting interest to the Maximum Rate, then any subsequent reduction shall not reduce the rate of interest on the Borrowings below the Maximum Rate until the aggregate amount of interest accrued on the Borrowings equals the aggregate amount of interest which would have accrued on the Borrowings if the interest rate had not been limited by the Maximum Rate. Accrued and unpaid interest on the Borrowings shall be payable as provided in the Revolving Credit Note and on the Termination Date.

(i)	Section 2.5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Section 2.5 Extension of Termination Date. So long as no Event of Default shall have occurred and be continuing on the date on which notice is given to lender at least thirty (30) days, but no more than sixty (60) days, prior to the Termination Date then in effect, Borrower may extend the Termination Date to a date that is three hundred and sixty-four (364) days after the then-effective Termination Date, no more than two times, upon delivery by Borrower to Lender of: (a) a written request therefor; and (b) a certificate of Borrower dated the date of such request stating that (i) no Default or Event of Default then exists and is continuing and (ii) Borrower is in compliance with the financial covenants set forth in Section 9. Such extension shall be evidenced by delivery of written confirmation of the same by Lender to Borrower.

(j)	Section 2.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Section 2.6 [Reserved].

(k)	Section 4.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Section 4.4 Lender Requires Acknowledgment Agreements. Pledged Agency Servicing Rights under Servicing Agreements with any Agency will have a Market Value of zero for purposes of determining Collateral Value (a) upon the earlier of (i) the termination or (ii) expiration of the Acknowledgment Agreement covering such Pledged Agency Servicing Rights and (b) until a replacement Acknowledgment Agreement covering such Pledged Agency Servicing Rights has been executed and delivered by the Borrower, the Lender and an Agency.

(l)	Section 9.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Section 9.1 Minimum Tangible Net Worth. Borrower shall maintain on a consolidated basis Tangible Net Worth of Borrower and its Subsidiaries equal to at least $[***].

(m)	Section 9.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Section 9.2 Minimum Liquidity. Borrower shall not permit, as of the last day of any fiscal quarter, Liquidity of Borrower and its Subsidiaries to be less than $[***].

2.

Conditions Precedent. Notwithstanding any contrary provision, this Amendment shall be effective on the first Business Day upon which all of the following conditions precedent have been satisfied (the “Effective Date”):

(a) Lender shall have received counterparts of this Amendment executed by Borrower, Lender, and each other party set forth on the signature pages hereto, and the original executed Amended and Restated Note;

(b) Lender shall have received satisfactory evidence that Borrower has paid the fees and expenses of counsel described in Section 5;

(c) No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment;

(d) Lender shall have received (i) an officer’s certificate of an authorized officer of Borrower certifying and attaching true and correct copies of its most recent Constituent documents and (ii) a certified copy, signed by Borrower’s secretary, of a resolution of the board of directors of Borrower authorizing this Amendment and the Amended and Restated Promissory Note;

(e) Lender shall have returned to Borrower, or to Borrower’s attorney to be held in escrow, the original of the Original Note; and

(f) Lender shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Lender or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Lender (it being agreed that execution of this Amendment by Lender shall evidence that the foregoing conditions have been fulfilled).

3.

Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by Borrower. Borrower hereby agrees that, except as expressly provided in this Amendment, the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Borrower under the Loan Agreement and the other Loan Documents or the Liens securing the payment and performance thereof. Borrower further confirms that the liens and security interests in the Collateral created under the Loan Documents secure, among other indebtedness, Borrower’s obligations under the Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof.

4.

Representations and Warranties. As a material inducement for Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender (with the knowledge and intent that Lender is relying upon the same in consenting to this Amendment) that as of the Effective Date, and after giving effect to the transactions contemplated by this Amendment: (a) all representations and warranties in the Loan Agreement and in all other Loan Documents are true and correct in all material respects, as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date; or (ii) the facts or circumstances on which any of them were based have been changed by transactions or events not prohibited by the Loan Documents; (b) no Default or Event of Default exists under the Loan Documents or will exist after giving effect to this Amendment; (c) this Amendment has been duly authorized and approved by all necessary organizational action and requires the consent of no other Person, and is binding and enforceable against Borrower in accordance with its terms; and (d) the execution, delivery and performance of this Amendment in accordance with its terms, does not and will not, by the passage of time, the giving of notice, or otherwise: (i) require any governmental approval, other than such as have been obtained and are in full force and effect, or violate any applicable law relating to Borrower; (ii) conflict with, result in a breach of, or constitute a default under the Constituent Documents of Borrower thereof, or any indenture, agreement, or other instrument to which Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Borrower.

5.

Fees, Costs and Expenses. Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Lender for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment and all related documents; and

6.	Miscellaneous.

(a)

This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Loan Agreement or Amended and Restated Promissory Note to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement to the “Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b)

The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment and the Amended and Restated Note, and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of Lender under any Loan Document, nor constitute a waiver under any of the Loan Documents.

(c)	All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

(d)

This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

(e)

THIS AMENDMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)

The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

(g)

Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)	This Amendment shall be construed in accordance with and governed by the laws of the State of Texas without regard to its principles of conflicts of laws.

(i)

The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT

IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN

REDACTED

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

BORROWER:

loanDepot.com, LLC,

a Delaware limited liability company

By:
Name: Bryan Sullivan
Title: Chief Financial Officer

LENDER:

NEXBANK SSB

By:
Name: Rhett Miller
Title: Senior Vice President and Chief Credit Officer

Signature Page to Fifth Amendment